                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  February 1, 2002 (January 31, 2002)
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                               DT INDUSTRIES, INC.
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             (Exact name of registrant as specified in its charter)

DELAWARE                           0-23400                         44-0537828
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(State or other jurisdiction       (Commission                      (IRS Employer
       of incorporation)           File Number)                   Identification No.)

                      907 W. Fifth Street, Dayton, OH 45407
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(Address of principal executive offices)                             (Zip Code)

Registrant's telephone number, including area code            937-586-5600
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                                 Not applicable
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          (Former name or former address, if changed since last report)

Item 5.  Other Events.

         On January 31, 2002, the Company issued a press release announcing its earnings for the second quarter of fiscal 2002. A copy of the press release announcing the Company's earnings is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Item 7.     Financial Statements and Exhibits.

         (c)      EXHIBITS.  The following exhibits are filed herewith:

         99.1     Press Release dated January 31, 2002.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Date:    February 1, 2002
                                                DT INDUSTRIES, INC.

                                                By: /s/ Dennis Dockins
                                                    Dennis Dockins
                                                    General Counsel and Secretary